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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported): SEPTEMBER 9, 2002
                                                           -----------------



                                  ENGAGE, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)



DELAWARE                              000-26671                   04-3281378
---------                           ------------             -------------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)



               100 BRICKSTONE SQUARE, ANDOVER, MASSACHUSETTS 01810
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code: (978) 684-3884
                                                             --------------


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On September 9, 2002, Engage, Inc. completed a transaction with its majority stockholder, CMGI, Inc., pursuant to which CMGI relinquished its control of Engage. Under the terms of the transaction, CMGI canceled approximately $60 million in debt owed by Engage to CMGI and transferred to Engage for retirement approximately 148.4 million shares of common stock of Engage owned by CMGI, representing approximately 76% of the outstanding shares of Engage's common stock prior to the close of the transaction. As consideration for CMGI's cancellation of the debt and the transfer to Engage of CMGI's shares, Engage paid to CMGI an aggregate of $2.5 million in cash at the closing, issued CMGI a warrant to purchase 9.9% of the shares of Engage common stock outstanding at the time of exercise, and has agreed to pay CMGI future payments of $6 million. The $6 million future payments consist of a $2 million non-interest bearing promissory note due in 2006 issued by Engage to CMGI and future earn-out payments of up to $6 million based on Engage's quarterly operating income starting with the fiscal quarter ending October 31, 2003. Principal due on the note will be canceled to the extent the earnout payments made by Engage exceed $4 million as of the maturity date of the note in 2006. Engage is not aware of any other stockholder that has acquired control of Engage as a result of this transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.


 2.1 Transaction Agreement dated September 9, 2002 by and between Engage, CMGI and CMGI (UK) Limited.

 4.1 Common Stock Purchase Warrant dated September 9, 2002 issued to CMGI.

99.1 Senior Secured Promissory Note dated September 9, 2002 issued to CMGI, in the principal amount of $2,000,000.

99.2 Guaranty and Security Agreement dated September 9, 2002 by and between Engage, CMGI and MediaBridge Technologies, Inc.

99.3 Intellectual Property Security Agreement dated September 9, 2002 by and between Engage, CMGI and MediaBridge Technologies, Inc.

99.4 Amended and Restated Investor Rights Agreement dated September 9, 2002 by and between Engage and CMGI.

99.5 First Amendment of Sublease dated September 9, 2002 by and between Engage and CMGI.

99.6 Transition Services Agreement dated September 9, 2002 by and between Engage and CMGI.

99.7 Indemnification Agreement dated September 9, 2002 by and between Engage and George A. McMillan.

99.8 Indemnification Agreement dated September 9, 2002 by and between Engage and David S. Wetherell.

99.9 Press Release dated September 9, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ENGAGE, INC.
                                          ------------
                                          (Registrant)



Date: September 16, 2002                  /s/ John Barone
                                          --------------------------------------
                                          John D. Barone
                                          President and Chief Operating Officer





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                                  EXHIBIT INDEX

Exhibit
Number                 Description
------                 -----------

  2.1 Transaction Agreement dated September 9, 2002 by and between Engage, CMGI and CMGI (UK) Limited.

  4.1     Common Stock Purchase Warrant dated September 9, 2002 issued to CMGI.

 99.1 Senior Secured Promissory Note dated September 9, 2002 issued to CMGI, in the principal amount of $2,000,000.

 99.2 Guaranty and Security Agreement dated September 9, 2002 by and between Engage, CMGI and MediaBridge Technologies, Inc.

 99.3 Intellectual Property Security Agreement dated September 9, 2002 by and between Engage, CMGI and MediaBridge Technologies, Inc.

 99.4 Amended and Restated Investor Rights Agreement dated September 9, 2002 by and between Engage and CMGI.

 99.5 First Amendment of Sublease dated September 9, 2002 by and between Engage and CMGI.

 99.6 Transition Services Agreement dated September 9, 2002 by and between Engage and CMGI.

 99.7 Indemnification Agreement dated September 9, 2002 by and between Engage and George A. McMillan.

 99.8 Indemnification Agreement dated September 9, 2002 by and between Engage and David S. Wetherell.

 99.9     Press Release dated September 9, 2002.